CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - RUB (₽) ₽ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Profit for the year	₽ 56,590	₽ 48,450	₽ 47,404
Items that will not be reclassified subsequently to profit or loss:
Unrecognized actuarial (loss) / gain	(40)	50	86
Items that may be reclassified subsequently to profit or loss:
Exchange differences on translating foreign operations	(2,469)	(15,104)	2,647
Net fair value gain / (loss) on financial instruments	495	(1,200)	(3,223)
Items that may be reclassified subsequently to profit or loss:
Exchange differences on translating foreign operations in associates	(810)	(1,553)	(1,182)
Other comprehensive (loss) / income for the year, net of income tax	(2,824)	(17,807)	(1,672)
Total comprehensive income for the year	53,766	30,643	45,732
Total comprehensive income / (loss) for the year attributable to:
Owners of the Company	53,218	31,268	47,187
Non-controlling interests	₽ 548	₽ (625)	₽ (1,455)